SASCO 2005-GEL1
Credit Risk Manager Report
November 2005

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




Table of Contents
Section One Executive Summary
Section Two Loan-Level Report
Section Three Prepayment Premium Analysis
Section Four Loss Analysis
Section Five Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.






Section One
Executive Summary

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.






SASCO 2005-GEL1 Executive Summary November 2005

Transaction Summary
Closing Date: 			01/28/2005
Depositor: 			Structured Asset Securities Corporation
Trustee(s): 			U. S. Bank
Master Servicer: 		Aurora Loan Services Master Servicing
Servicer(s): 			Aurora Loan Services, Cendant Mortgage,
				Chase Home Finance, Ocwen Loan
				Servicing, LLC, Option One Mortgage,
				Wells Fargo / ASC, Wells Fargo Bank, N.A.
Mortgage Insurer(s): 		General Electric Mortgage Insurance,
				Mortgage Guaranty Insurance Corporation,
				PMI Mortgage Insurance Co.,
				Republic Mortgage Insurance Company,
				Triad Guaranty Insurance Company,
				United Guaranty Residential Insurance Company
Delinquency Reporting Method: 	OTS1


Collateral Summary


			Closing Date	2 10/31/2005	10/31/2005 as a
	 						Percentage of Closing Date
Collateral Balance      $155,257,025	$104,549,789	67.33%
Loan Count		1,230		920		74.80%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.


2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.







Second Lien Statistics
				Loan Count 	Summed Balance
Total Outstanding Second Liens 	   252		 $7,374,338
30 Days Delinquent 		     7		  $268,351
60 Days Delinquent 		     3		  $63,677
90+ Days Delinquent 		    12		  $420,122



Prepayments
Distribution Date Beginning Collateral  Total Prepayments Percentage of
		  Balance				  Prepayment

11/25/2005		$107,625,696  	$3,488,468	  3.24
10/25/2005		$111,608,133	$3,847,052   	  3.47
9/25/2005 		$116,880,258	$4,961,336  	  4.24


Prepayment Premium Analysis
In the 11/25/2005 remittance, two loans with active prepayment flags were paid off, both of which had premiums remitted totaling $27,009. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in October 2005.


Loss Analysis

Loss Issues from Previous Months
In the 10/25/2005 remittance, this security experienced two losses, totaling a net loss of $1,713. The servicers reported losses totaling $1,808.
Clayton has contacted both parties to resolve this discrepancy.

High Loss Amounts and/or High Loss Severities
In the 11/25/2005 remittance, this security experienced four losses, totaling
$26,537. Please refer to the High Loan-Level Losses Report in the
Loss Analysis
section for details concerning the loan that was charged off this month.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.







Section Two
Loan-Level Report

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price
Index (HPI) and a discount
based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period. Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



SASCO 2005-GEL1 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
2 ($44,448) 6/1/2006 -186.75% 6005835 $23,800
$20,394
BPO
8/3/2005
6CC36999F9
Monitor
$163,000
$225,000
15%
9%
8/11/2000
4/1/2005
TX
514
Default Reason: (Unknown)
11/10/2005 We have asked the servicer for the senior lien status and balance, and are awaiting a response.
the senior lien delinquency status and unpaid principal balance.
10/12/2005 A
BPO performed on 8/3/2005 valued this property at $225,000.
This is a $62,000 or
38 percent value increase since origination. Murrayhill asked the servicer for
10/12/2005 This property is located in a area that has been
declared a disaster
area as a result of Hurricane Rita.
8/16/2005 A BPO was performed in June 2005, which valued this property at
$165,000.
8/12/2005 This second lien is 90 days delinquent. Murrayhill asked the servicer
if an updated valuation has been performed.
2 $42,183 8/1/2006 109.56% 6005974 $38,500
$38,348
BPO
5/13/2005
CCCCC36999
Active
$259,000
$235,000
15%
16%
4/1/2004
4/1/2005
WA
648
Default Reason: (Unknown)
12/5/2005 This loan has been added to the Watchlist because it is a second lien
with an estimated loss severity greater than 100 percent.
Clayton has asked the
servicer to
8/12/2005 A BPO performed on 5/13/2005 valued this property
at $235,000. This
represents a 10 percent value decline from origination.
Based on this value,
Murrayhill is
review this loan for charge off and to determine if
interest advances are
warranted.
estimating a loss of $60,465, a severity of 157 percent.
2 $46,874 10/15/2006 108.50% 6006065 $43,200
$42,612
BPO
9/9/2005
36C3699999
Monitor
$216,000
$210,000
20%
20%
12/15/2003
2/15/2005
MN
650
Default Reason: (Unknown)
11/10/2005 We have asked the servicer if it has conducted an equity analysis or considered charging off this second lien. Clayton estimated the NPV to be
$2,376.
9/12/2005 This second lien has an LIPD of 2/15/2005.
Murrayhill asked the
servicer if a notice of intent has been sent to the borrower, as an equity analysis cannot be
6/9/2005
completed until the debt has been accelerated.
A BPO performed on 3/11/2005 valued this property at $215,000. This is a five percent value decline since origination. This loan has been added to the
Watchlist because Murrayhill is estimating a loss of $46,874, a severity of 109 percent.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL1 Loan-Level Report
Mortgage Data Through: October 31, 2005
Watchlist
 Lien
Group
Valuation
Valuation Date
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2 6006294 BPO
7/22/2005
8/1/2004
3/1/2005
MI
501
Default Reason: (Unknown)
12/9/2005 This loan has been added to the Watchlist because it is a second lien with an estimated loss severity of 95 percent. Clayton has asked the servicer what strategy it plans to take with the loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved. Orig Amount OLTV
CLTV
Orig. Appr.
Current Value Current Bal
$71,000
$70,424
$372,800
$360,000
19%
20%
Delinquency
Status
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss*
$67,454 10/1/2006 95.00% C6CC369999
Active
SASCO 2005-GEL1 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
2 $13,922 2/1/2006 109.18% 6006575 $12,750
$12,656
BPO
12/15/2004
369999999
Monitor
$223,000
$213,000
6%
6%
5/1/2004
12/1/2004
TX
591
Default Reason: (Unknown)
12/14/2005 The servicer responded on 11/25/05 that this loan will be charged
off. Clayton will continue to monitor this loan until the
charge off is
complete.
11/10/2005 We are awaiting the servicer's response regarding charging off the
loan.
when this loan would be charged off. For every month this
loan is not charged
off, the servicer is advancing $137 in interest. 10/12/2005
According to the
8/31/2005 data file, the servicer is no longer attempting to workout a loss
mitigation strategy with the borrower. Murrayhill asked the
servicer
10/12/2005 This property is located in a area that has been
declared a disaster
area as a result of Hurricane Rita.
6/9/2005
8/11/2005 According to the servicer an equity analysis was
completed in May 2005
which recommended to charge off this loan. The borrower is
attempting a workout
with the loss mitigation department.
Murrayhill asked the servicer if an equity analysis had
been performed and for
its recommendation.
2 ($15,788) 5/1/2006 -39.46% 6006770 $40,000
$39,692
Appraisal
9/6/2005
CCCCC36999
Monitor
$194,000
$260,000
21%
15%
8/1/2004
4/1/2005
RI
636
Default Reason: (Unknown)
12/14/2005 The servicer responded it has already foreclosed on this property. We will continue to monitor this loan to ensure the new data reflects this.
11/10/2005 Clayton is awaiting the servicer's decision of the equity analysis as this property has increased in value by 33 percent.
10/12/2005 As of 8/31/2005, this second lien is 90+ days delinquent. Murrayhill asked the servicer if an equity analysis has been performed.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL1 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
2 $24,826 2/1/2006 104.39% 6006775 $23,780
$23,741
BPO
8/9/2005
999999999
Active - BK
$127,000
$122,000
19%
19%
6/1/2004
10/1/2004
TX
512
Default Reason: (Unknown)
done and bankruptcy has been dismissed. Clayton will report
on all actions taken
on this loan. 11/10/2005 This loan is in 90 day delinquent
status. Foreclosure
cannot be initiated until an environmental survey is completed, a BPO is
performed, an equity analysis is
10/12/2005 This property is located in a area that has been
declared a disaster
area as a result of Hurricane Rita.
for relief has been filed. 9/12/2005 No payments were received in July 2005. If
the borrower does not submit a post-petition payment by October
2005, Murrayhill
will ask the servicer if a motion
8/11/2005 A payment was not received in June 2005.
6/9/2005 A BPO performed on 1/12/2005 valued the property at
$118,000. This loan
has been added to the Watchlist because Murrayhill is
estimating a loss severity
of 110 percent. The borrower filed for Chapter 13 bankruptcy on 4/4/2005.
Murrayhill will continue to monitor this loan to ensure
post-petition payments
are made.
4/15/2005 This loan was added to the Watchlist because it is
90 days delinquent
and the loan is high risk because it is a second lien.
1 $25,367 8/1/2006 25.36% 6006796 $100,000
$99,948
BPO
10/3/2005
C669FFFFFF
Monitor
$125,000
$103,000
80%
97%
12/1/2004
12/1/2004
IN
585
Default Reason: (Unknown)
11/10/2005 Clayton will continue to monitor this loan
to make sure it follows
the Indiana foreclosure timeline, and is liquidated in
December.
on 5/13/2005. Based on Indiana foreclosure timelines,
this loan should proceed
to foreclosure sale in December 2005. 7/12/2005 This
loan has been added to the
Watchlist because it is an early payment default and was
originated as a
cash-out refinance. This loan entered foreclosure status
CA 8/1/2004 BPO $760,000 66% 18.25% 1 7/1/2006 $499,999
$91,260 CCCCC36FFF
6006860
$496,112 8/13/2005 Monitor $485,000 102% 4/1/2005 498
Default Reason: (Unknown)
11/10/2005 We have asked the servicer to provide us with details as to the
$250,000 value decline, and are awaiting its response. 10/12/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $91,260. A BPO performed on 8/13/2005 valued this property at $485,000. This represents a value decline of $275,000 or 36 percent since origination. This loan entered foreclosure status on 8/2/2005. Based on
California foreclosure timelines, this loan should proceed to foreclosure sale in December 2006.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.







Section Three
Prepayment Premium Analysis

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





SASCO 2005-GEL1 Prepayments

Mortgage Data Through: October 31, 2005



Total Cash Flows

		      25-Nov-05  25-Oct-05  25-Sep-05 25-Aug-05  25-Jul-05  25-Jun-
05
Remitted by Servicers $27,009    $53,969    $55,513   $68,878	 $23,564
$75,287
Remitted by Trustee   $27,009    $53,969    $55,513   $68,878	 $23,564
$67,552
Difference	      $0 	 $0 	    $0 	      $0 	 $0 	    $7,735

Total Collections by the Servicer


			25-Nov-05 25-Oct-05 25-Sep-05  25-Aug-05 25-Jul-05 25-Jun-05
Total Paid-Off Loans (A)20	  30	    33	       26	 37	   36
Total Paid-Off Loans
with Flags		6	  14	    11	       7	 11	   15

Exceptions
Expired Prepayment Clauses	3	  2	    0	       1	 2	   1
Liquidations 			1	  0	    1	       0	 0	   0
(charge-offs, short sale, REO)
Acceleration of Debt		0	  0	    0	       0	 0	   0
Note did not Allow		0	  0	    0	       0	 0	   0
Total Exceptions		4	  2	    1	        	 2	   1

Other Exceptions
Prohibited under State Statutes	0	  0	    0	       0	 0	   0

Loans with Active Prepayment   	2	  12	    10	       6	 9
14
Premium Flags with Remitted
Premiums ( B )

Loans without Prepayment Flags 	0	  0	    0	       0	 1	    1
with Remitted Premiums
Total Loans with Remitted 	2	  12	    10	       6	 10	    15
Prepayment Premiums ( C )

Loans with Active Prepayment 	2	  12	    10	       6	  9	    14
Premiums ( D )

Premiums Remitted for Loans 	100.00%	  100.00%   100.00%    100.00%
100.00%   100.00%
with Active Prepayment
Flags (B/D)

Total Loans with Remitted	10.00%	  40.00%    30.30%      23.08%
27.03%    41.67%
Premiums to the Total Paid-Off
Loans (C/A)

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL1

Mortgage Data Through: October 31, 2005

Clayton	State Delinquency Origination PPP  Expiration Payoff   Premium
% of Premium
ID	      String	   Date	      Flag Date	      Balance  Remitted
to Payoff Balance
6005681	 WI   6999999990  7/12/2004     2  7/12/2006  $128,928  $0	   0%

6006801	 MA   CCCCCCCCC0  9/27/2004     2  9/27/2006  $399,401  $8,034
2%
6006834	 CA   CCCCCCCCC0  8/11/2004     2  8/11/2006  $598,347  $18,975
3%





Section Four
Loss Analysis

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.






SASCO 2005-GEL1 Historical Monthly Losses
Losses Through: October 31, 2005

Date		Loan Loss Amount	Loss Percentage

11/25/2005	$26,537.07		0.02%

10/25/2005	$1,808.49		0.00%

9/25/2005	$22,349.77		0.01%

8/25/2005	$20,532.03		0.01%

7/25/2005	$53.00			0.00%

6/25/2005	$0.00			0.00%

5/25/2005	$0.00			0.00%

4/25/2005	$0.00			0.00%

3/25/2005	$0.00			0.00%

2/25/2005	$0.00			0.00%

Totals:		$71,280.36		0.05%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




SASCO 2005-GEL1 Loss Reconciliation Report
Trustee Remittance Date: November 25, 2005


Remittance Statement		Summary

11/25/2005	$26,537		Loan-Level Losses:	$26,537
				Subsequent Losses:	$0
				Subsequent Gains:	$0
				Monthly Security Loss:	$26,537
				Losses Remitted:	$26,537
				Difference:		$0

Loan-Level Loss Report

Loan Number		Loss
6005670			$63
6005726			$23
6005716			$25
6005681			$26,426

Loan-Level Loss Report	Total:	$26,537

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL1 High Loan-Level Losses
Mortgage Data Through: October 31, 2005
Lien	Prop. Type	State	Orig. Date	Valuation
Loan	Pos	Loan Type	FICO(r)	OLTV	Valuation Date
6005681	2	1 Family	WI	7/12/2004	BPO
Rate/Term	511	32%	7/21/2005	$72,500	Full
Refinance

Orig. Value	LIPD	Actual Loss	Liquidation Date
Current Value	Orig. Balance	Doc. Level	Loss	Liquidation Method
Delinquency
$77,000	$25,000	2/1/2005	$26,426.07	10/31/2005	6999999990
105.70%	Charge Off
Default Reason:	(Unknown)
12/2/2005

The servicer charged off this loan and the loss was remitted during the 11/25/2005 distribution.
The servicer stated the senior lien had an unpaid principal balanceof $52,986, which resulted in a net present value of $3,291 for this loan. This value is within the servicers charge off limits.
Clayton agrees with the servicers decision.


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



SASCO 2005-GEL1 Loss Report
Losses Through: October 31, 2005
November 25, 2005
Loan Number		Origination Original Original AmountLoss Loss
Servicer	State	Date	  LTV	 Original Appraisal	Severity
6005670		DC	7/1/2004  78%	$195,000	$63.00	0.03%
							$250,000
6005681		WI	7/12/2004  32%	$25,000		$26,426.07	105.70%
							$77,000
6005716		TX	6/7/2004   36%	$25,000		$25.00	0.10%
							$70,000
6005726		CA	8/12/2004  20%	$66,000		$23.00	0.03%
							$330,000
			 Monthly Total:   $26,537.07	8.53%

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005

AsOfDate	30 Days		60 Days	  90 Days	Foreclosure	REO
1/31/2005	2786078.11	1383899.2 84288.69	227151.6	0
2/28/2005	4485957.85	2384267.64496485.98	1063357.81	0
3/31/2005	3803409.38	1501902.25546482.95	1623343.47	0
4/30/2005	7288578.28	1718699.391096430.31	1263970.32	48968.53
5/31/2005	7570527.15	2590389.13579300.12	1974025.28	48968.53
6/30/2005	7492718.75	3270518.61511128.61	3051669.62	146968.53
7/31/2005	5018057.84	4123296.0 2147000.91	3981206.23	271223.71
8/31/2005	3465950.19	3096939.953047029.36	4776431.5	222255.18
9/30/2005	3700042.49	1380872.414553256.31	4934939.92	291262.05
10/31/2005	4858701.94	2266406.113495289.72	4730617.23	456040.79

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005

AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
1/31/2005	44	19	1	2		0
2/28/2005	37	23	10	7		0
3/31/2005	26	17	10	12		0
4/30/2005	48	12	15	12		1
5/31/2005	53	21	12	15		1
6/30/2005	50	23	19	21		2
7/31/2005	48	27	22	25		3
8/31/2005	43	24	28	29		2
9/30/2005	36	19	37	31		4
10/31/2005	38	14	39	31		5

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




SASCO 2005-GEL1 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005

Date		Distribution Date CPR	3-Month MA 6-Month MA 12-Month MA
10/31/2005	11/25/2005	  32.90%	   99.99%	99.32%
9/30/2005	10/25/2005	  34.46%	   99.99%	99.32%
8/31/2005	9/25/2005	  100.00%	   99.99%	99.34%
7/31/2005	8/25/2005	  35.99%	   38.38%	35.69%
6/30/2005	7/25/2005	  36.55%	   36.75%
5/31/2005	6/25/2005	  42.38%	   39.77%
4/30/2005	5/25/2005	  30.79%	   32.88%
3/31/2005	4/25/2005	  45.21%
2/28/2005	3/25/2005	  20.27%
1/31/2005	2/25/2005	  31.98%

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: October 31, 2005

	  Weighted			Monthly
Date	  Average Age	Default Amt	Default Rate	CDR (F-R)	SDA Curve  SDA
%
31-Oct-05  25.65	$164,779	0.15%		1.79%		0.51%	   348%
30-Sep-05  24.37	$69,511		0.06%		0.72%		0.49%	   147%
31-Aug-05  223.60	$0		0.00%		0.00%		0.03%	   0%
31-Jul-05  21.97	$124,255	0.10%		1.19%		0.44%	   272%
30-Jun-05  20.86	$98,000		0.07%		0.84%		0.42%	   201%
31-May-05  19.88	$0		0.00%		0.00%		0.40%	   0%
30-Apr-05  18.72	$0		0.00%		0.00%		0.37%	   0%
31-Mar-05  17.76	$0		0.00%		0.00%		0.36%	   0%
28-Feb-05  15.01	$0		0.00%		0.00%		0.30%	   0%
31-Jan-05  15.43	$0		0.00%		0.00%		0.31%	   0%
Averages:  40.32	$45,654		0.04%		0.45%		0.36%	   97%
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.